UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 26, 2021

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

2021 Technology Transfer Agreement

On February 26, 2021, Socket Mobile, Inc. a Delaware corporation (the “Company”), entered into the 2021 Technology Transfer Agreement (the “Agreement”) with SpringCard SAS, a société par actions simplifiée organized under the laws of France (“SAS”), pursuant to which the Company acquired a perpetual, royalty-free license to SAS’ core contactless technology for use in the Company’s products.

Under the terms of the Agreement, SAS received: (i) $2,000,000 in shares of the Company’s common stock (“Common Stock”) valued at $10.85 per share or 184,332 shares, subject to a collar whereby, if SAS sells any such shares, up to an aggregate of 92,166 shares, within 14 days following the stock transfer date (as defined in the Agreement) at a gross sale price less than $10.00 per share, the Company will pay SAS in cash the lesser of $350,000 or a collar payment equal to the difference between such gross sale price and $10.00 per share; and (ii) a 10-year warrant to purchase up to an aggregate of 50,000 shares of Common Stock at the price of $10.85 per share (the “Warrant”). The Warrant is divided into four equal lots of 12,500 shares each, with each lot exercisable on or after each of the following dates until the expiration date of warrant: January 1, 2022, January 1, 2023, January 1, 2024, and January 1, 2025.

The Agreement contains indemnification of the Company by SAS.

The Company will promptly prepare, file and cause to be declared effective pursuant to the Securities Act of 1933, as amended, a registration statement registering the resale of the shares issued to SAS and of any shares issuable from time to time upon exercise of the warrant.

The foregoing description of the terms of the Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed hereto as Exhibit 9.1 and incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

9.1	2021 Technology Transfer Agreement

99.1	Press Release dated March 1, 2021, entitled “Socket Mobile and SpringCard SAS announce licensing agreement to enable improved Contactless Customer Experiences”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Lynn Zhao Vice President, Finance and Administration and Chief Financial Officer

Date: March 4, 2021